                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                      INVESTMENT COMPANIES

Investment Company Act file number:                 811-4710

Exact name of registrant as specified in charter:   The Asia Pacific Fund, Inc.

Address of principal executive offices:             Gateway Center 3
                                                    100 Mulberry Street
                                                    Newark, New Jersey 07102

Name and address of agent for service:              Deborah A. Docs
                                                    Gateway Center 3
                                                    100 Mulberry Street
                                                    Newark, New Jersey 07102

Registrant's telephone number, including area code: 973-367-7521

Date of fiscal year end:                            March 31, 2004

Date of reporting period:                           September 30, 2003

Item 1 -- Reports to Stockholders

    The Asia Pacific
    Fund, Inc.
-------------------------------------------------------------------
    Semi-Annual Report
    September 30, 2003


        www.asiapacificfund.com

                         The Asia Pacific Fund, Inc.
                     As of September 30, 2003 (Unaudited)

                             OUR TOLL-FREE LINE:
                               1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

             Statistics

Total Net Assets      $128,935,574
Shares Outstanding      10,344,072
Net Asset Value             $12.46
Equity                    99.9%(a)
Repurchase Agreement       0.1%(a)


             Total Returns (US Dollar terms)

                                  Market
Period                            Price(b)     NAV(c)
3 months ended 9/30/03             18.42%      16.2%
6 months ended 9/30/03             47.65%      36.9%
9 months ended 9/30/03             34.68%      24.6%
1 Year ended 9/30/03               43.58%      27.3%
3 Years ended 9/30/03              36.69%       5.7%
5 Years ended 9/30/03             143.84%      89.1%
10 Years ended 9/30/03              1.38%      25.7%
Since inception(d)                208.34%     243.4%
Since inception(d) (annualized)     7.09%       7.8%


           Other Information

Ticker Symbol                     APB
Primary Exchange                 NYSE
Dividend Repurchase Program       Yes

-------------------------------------------------
Footnote section

(a) Expressed as a percentage of total investments.

(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.

(c) This information represents the historical net asset value per share performance of The Asia Pacific Fund, Inc. "Net asset value per share performance" has been computed by the Investment Manager and, because it does not reflect market price, is not the same as "total investment return."

(d) Investment operations commenced on May 4, 1987.


            Portfolio Characteristics
           (As of September 30, 2003)

             Top Ten Equity Holdings
          (% of Total Equity Investments)

Samsung Electronics Co.                     9.01%
Taiwan Semiconductor Manufacturing Co.      3.29%
Hang Seng Bank, Ltd.                        3.10%
Cheung Kong Holding, Ltd.                   3.07%
Fubon Financial Holdings Co.                3.04%
PetroChina Co., Ltd.                        2.95%
Hutchison Whampoa, Ltd.                     2.72%
Hong Kong and China Gas Co., Ltd.           2.71%
POSCO                                       2.68%
Hon Hai Precision Industry Co., Ltd.        2.63%


           Equity Country Weightings
         (% of Total Equity Investments)

                  [ PIE CHART ]

Hong Kong/China    32.56%     Malaysia      6.19%
South Korea        26.10%     India         2.72%
Taiwan             17.84%     Thailand      2.09%
Singapore          10.55%     Indonesia     1.95%


Sector Breakdown: Top Ten Industries
  (% of Total Equity Investments)

Information Technology      19.0%
Banking                     16.2%
Industrials                 14.3%
Consumer Discretionary      10.3%
Telecommunications           7.2%
Financial Services           6.7%
Real Estate-Developers       6.3%
Materials                    6.8%
Consumer Staples             5.2%
Utilities                    3.8%

                       REPORT OF THE INVESTMENT MANAGER
              For the period from March 31 to September 30, 2003

PERFORMANCE

    During the last six months the Fund's net asset value (NAV) per share increased by US$3.36 from US$9.10 to US$12.46. In percentage terms the Fund's total return performance was 36.9%. This compares with the return of its relevant benchmark index, the MSCI Combined Far East Free Ex-Japan Gross Index of 39.6%.

    The chart below illustrates the Fund's net asset value performance per share during the period:

                              [ BAR GRAPH ]



Local Currency Exchange Rates
to US Dollar
                                                           March 31 -
                                                           Sept. 30
     Currency         March 31,    June 30,    Sept. 30,     2003
   US$/local rate       2003        2003          2003     Change %

North Asia
Chinese Renminbi          8.28        8.28         8.28       0.0
Hong Kong Dollar          7.88        7.80         7.74       1.8
Korean Won            1,254.45    1,194.50     1,150.10       8.3
New Taiwan Dollar        34.75       34.61        33.76       2.8

ASEAN
Indonesian Rupiah     8,901.50     8250.00     8,394.64       5.7
Malaysian Ringgit         3.80        3.80         3.80       0.0
Philippine Peso          53.53       53.45        54.87      -2.5
Singaporean Dollar        1.77        1.76         1.73       2.3
Thai Baht                42.88       42.04        39.93       6.9

South Asia
Indian Rupee             47.46       46.47        45.76       3.6

Source: Factset (Baring Asset Managemnt)


Stock Market Performance
March 31 to September 30, 2003

                      March 31 to      June 30 to        March 31 to
                     June 30, 2003   Sept. 30, 2003    Sept. 30, 2003
                         Market          Market            Market
                        Change %        Change %          Change %
   Country - Index        US $            US $               US $

North Asia
MSCI China                20.2            18.1               42.0
MSCI Hong Kong             9.8            26.1               38.5
MSCI Korea                30.8             9.8               43.6
MSCI Taiwan               15.6            23.2               42.3

ASEAN
MSCI Indonesia Free       48.1            14.2               69.2
MSCI Malaysia Free        10.4             6.0               17.0
MSCI Philippines Free     23.5             4.3               28.8
MSCI Singapore Free       16.4            15.1               34.0
MSCI Thailand Free        28.9            24.3               60.2

South Asia
MSCI India                18.2            27.6               50.8

Regional
MSCI Combined Far East
    Free Ex-Japan         19.2            17.1               39.6

Source: MSCI


COUNTRY ALLOCATION(a)
                      March 31,      June 30,     Sept. 30,
      Country           2003           2003         2003

North Asia              71.9%          75.5%        76.3%
Hong Kong/China         31.5           31.3         32.5
South Korea             24.3           27.9         26.0
Taiwan                  16.1           16.3         17.8

ASEAN                   22.3           22.0         20.7
Indonesia                1.0            1.7          1.9
Malaysia                 6.9            6.3          6.2
Singapore               12.3           11.7         10.5
Thailand                 2.1            2.3          2.1

South Asia
India                    2.5            2.5          2.7

Cash and Equivalents     3.3            0.0          0.3

(a) Expressed as a percentage of total net assets and rounded to one decimal place.

MARKET & ASSET ALLOCATION REVIEW
    The market as measured by our benchmark index, rallied strongly during the period-up 39.6%. During the last six months there was no month that produced a negative return. The second and third quarters of 2003 saw the benchmark index return 19.2% and 17.1% respectively.

    The US Dollar weakened over the period with only the Philippine Peso performing worse than the Greenback. The Korean Won, Thai Baht and Indonesia Rupiah strengthened the most against the US Dollar rising 8.3%, 6.9% and 5.7%, respectively. During the period, Asian currencies, especially those pegged to the US Dollar (particularly the Chinese Renminbi), received much criticism in the international political arena for being relatively undervalued.

    The Asian market recovery coincided with the remission of SARS in mid April. At around the same time, improved global economic news followed the end of the Gulf War. Significantly, Japanese economic data suggested it too was seeing an upturn. Investor sentiment towards the region, particularly amongst foreign investors, markedly brightened. Between May and September, an estimated $24bn of net foreign portfolio investments have flowed into Asia ex-Japan, driving the markets higher.

    During the second quarter of calendar year 2003, the smaller, more illiquid, ASEAN markets led the rally. Underheld, commodity related economies and relative valuations were the accepted reasons for their attractiveness. In the third quarter, however, the larger markets of North Asia gained leadership. Asset reflation, liquidity and recovery were investors' determinants for investing. Over the six months, China as an investment theme has returned to the forefront of investors' minds. The Indian consumer and the Thai recovery themes also became widely accepted investment stories.

    High beta investments led the Asian rally. These included China 'H' shares, Thai property companies, the Technology and Cyclical sectors. For the first time since 1999/2000, asset stories, the Hong Kong property sector in particular, returned to the lime-light. Low beta Utilities, Consumer
Durables and Telecoms were notable laggards.

    During the six months, the Fund made three major changes. First, the portfolio's cash position was reduced from 3.3% in late March to fractional cash early in the period. Second, in the middle of the period under review, the portfolio's focus shifted marginally from mid-capitalization stocks to larger capitalization issues, as the latter are likely to benefit to a greater extent from foreign inflows into the region. Third, the emphasis in North Asia moved from South Korea to Hong Kong in mid/late July.

OUTLOOK
    Having lagged earlier in the year, the June and September quarters have seen the Asian markets catch up and then overtake those of the Developed World.
At the time of writing, the Asian markets are up over 50% from their lows. Investor sentiment towards the region has moved from one of pessimism to outright optimism. The extent and speed of the turn around in attitude is extreme, but markets often exhibit schizophrenic behavior.

    As mentioned earlier in the report, foreigners have led this rally. Further foreign fund flows are anticipated. Asian equities are no longer trading at distressed levels, nor are they expensive in their own historic context; and they remain inexpensive relative to most developed equity markets. Local investors in most Asian markets remain conspicuous by their absence. The next leg of the Asian rally is likely to require their presence and a belief in the Asian reflation story. For the time being the jury is out, but the omens are good, as loan growth appears to be picking up and property transaction volumes are rising.

    The Fund remains positioned in a cautiously optimistic manner. Its investment focus is alpha based rather than beta oriented; in other words quality-oriented rather than momentum-oriented companies are the main staple. The portfolio is expected to perform well if weak markets transpire but also to participate in further market strength.


James Squire
Investment Manager
Baring Asset Management (Asia) Limited

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 2003
(Unaudited)

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              EQUITIES--99.7%
              Hong Kong--32.5%
   500,000    Cheung Kong Holdings, Ltd.   $  3,954,777
                (Real Estate-Developers)
   986,500    China Mobile, Ltd.(a)  ....     2,605,171
                (Telecommunications)
   320,000    CLP Holdings, Ltd.  .......     1,404,995
                (Utilities)
   820,000    Esprit Asia Holdings, Ltd..     2,493,737
                (Consumer Discretionary)
   718,000    Fountain Set Holdings, Ltd.       560,952
                (Industrials)
 2,150,000    Giordano International,
                Ltd.  ...................       978,686
                (Consumer Discretionary)
 1,610,000    Global Bio-chem Technology
                Group Co., Ltd.  ........       608,132
                (Industrials)
 8,000,000    Guangdong Investment, Ltd..     1,508,303
                (Industrials)
   300,000    Guoco Group, Ltd.  ........     2,043,570
                (Financial Services)
   325,100    Hang Seng Bank, Ltd.  .....     3,988,287
                (Banking)
 2,056,000    Harbin Brewery Group,
                Ltd.(a) .................       716,857
                (Consumer Staples)
 2,591,846    Hong Kong and China Gas
                Co., Ltd.  ..............     3,480,875
                (Utilities)
   580,000    Hongkong Land Holdings,
                Ltd. ....................       922,200
                (Real Estate-Developers)
   174,000    HSBC Holdings Plc.  .......     2,348,072
                (Banking)
   480,300    Hutchison Whampoa, Ltd.         3,504,345
                (Industrials)
 1,600,000    Kingboard Chemical
                Holdings, Ltd.  .........     1,704,590
                (Industrials)
 2,186,000    Legend Holdings, Ltd.  ....       882,157
                (Information Technology)
 2,504,000    Ngai Lik Industrial Holding
                Ltd. ....................  $    881,144
                (Consumer Discretionary)
11,210,000    PetroChina Co., Ltd.  .....     3,799,976
                (Energy)
   280,000    Sun Hung Kai Properties,
                Ltd. ....................     2,268,912
                (Real Estate-Developers)
 1,020,000    Union Bank Hong Kong  .....     1,224,980
                (Banking)                  ------------
                                             41,880,718
                                           ------------
              India--2.7%
    78,147    Housing Development Finance
                Corp., Ltd.  ............       852,257
                (Financial Services)
    11,414    Infosys Technologies,
                Ltd.(a)  . ..............     1,128,479
                (Information Technology)
   100,000    Morgan Stanley India
                Investment Fund, Inc. ...     1,523,000
                (Investment Company)       ------------
                                              3,503,736
                                           ------------
              Indonesia--1.9%
 9,582,000    PT Bank Mandiri Tbk(a)  ...       970,185
                (Banking)
 1,144,000    PT Gudang Garam Tbk  ......     1,533,055
                (Consumer Staples)         ------------
                                              2,503,240
                                           ------------
              Malaysia--6.2%
   149,200    British American Tobacco
                Berhad  .................     1,550,895
                (Consumer Staples)
 1,800,000    Magnum Corp. Berhad  ......     1,184,210
                (Consumer Discretionary)
 1,032,400    Malayan Banking Berhad  ...     2,608,168
                (Banking)
   500,000    Malaysia International
                Shipping Corp. Berhad ...     1,302,632
                (Industrials)


                                          See Notes to Financial Statements.

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              Malaysia--(cont'd.)
   520,000    Tanjong Co., Ltd.  ........  $  1,320,526
                (Consumer Discretionary)   ------------
                                              7,966,431
                                           ------------
              Singapore--10.5%
   420,469    DBS Group Holdings, Ltd. ..     3,137,919
                (Banking)
 2,400,000    Lindeteves-Jacoberg, Ltd. .     1,471,754
                (Industrials)
   150,000    Singapore Airlines, Ltd.  .       919,846
                (Industrials)
   253,198    Singapore Press Holdings,
                Ltd. ....................     2,680,584
                (Consumer Discretionary)
 1,939,577    Singapore Technologies
                Engineering, Ltd.  ......     2,098,296
                (Industrials)
   420,000    United Overseas Bank, Ltd.      3,255,908
                (Banking)                  ------------
                                             13,564,307
                                           ------------
              South Korea--26.0%
    14,730    Amorepacific Corp.  .......     1,786,580
                (Consumer Staples)
    14,000    Cheil Communications, Inc.      1,618,919
                (Consumer Discretionary)
   100,019    Kookmin Bank  .............     3,278,456
                (Banking)
    68,000    Korea Electrical Terminal
                Co., Ltd.  ..............     1,173,586
                (Industrials)
    79,980    KT Corp.  .................     1,594,002
                (Telecommunications)
   125,400    KT&G Corp.  ...............     1,141,140
                (Consumer Staples)
    61,600    LG Petrochemical Co., Ltd.      1,226,484
                (Materials)
   140,350    Poongsan Corp.  ...........     1,134,856
                (Materials)
    30,040    POSCO  ....................     3,447,620
                (Materials)
    34,008    Samsung Electronics Co. ...    11,590,780
                (Information Technology)
    32,000    Samsung Fire & Marine
                Insurance Co., Ltd.  ....     1,791,766
                (Financial Services)
     7,580    Shinsegae Co., Ltd.  ......     1,341,156
                (Consumer Discretionary)
    15,290    SK Telecom Co., Ltd.  .....     2,446,081
                (Telecommunications)       ------------
                                             33,571,426
                                           ------------

              Taiwan--17.8%
   374,231    Asustek Computer, Inc.(a) .  $    947,771
                (Information Technology)
   419,000    Basso Industry Corp.  .....       800,518
                (Industrials)
    72,000    Chunghwa Telecom Co., Ltd.      1,008,720
                (Telecommunications)
 2,120,000    Formosa Plastic Corp.  ....     2,932,583
                (Materials)
 3,999,960    Fubon Financial Holdings
                Co.(a)  .................     3,909,914
                (Financial Services)
   781,718    Hon Hai Precision Industry
                Co., Ltd.(a)  ...........     3,380,652
                (Information Technology)
   700,840    Lite-On Technology Corp. ..       753,569
                (Consumer Discretionary)
 2,399,965    Phoenixtec Power Co., Ltd.      2,729,818
                (Industrials)
 2,145,046    Taiwan Semiconductor
                Manufacturing Co.  ......     4,225,283
                (Information Technology)
 2,711,457    United Microelectronics
                Corp., Ltd.(a)  .........     2,248,839
                (Information Technology)   ------------
                                             22,937,667
                                           ------------
              Thailand--2.1%
 3,380,000    Land & Houses PCL  ........     1,024,243
                (Real Estate-Developers)
 2,800,000    Shin Corp. PCL  ...........     1,661,908
                (Telecommunications)       ------------
                                              2,686,151
                                           ------------
              Total equities
                (cost $99,755,508).......   128,613,676
                                           ------------
Principal
  Amount
  (000)
----------
              REPURCHASE AGREEMENT--0.1%
              United States
$      123    State Street Bank & Trust
                Co., 0.35%, dated 9/30/03
                due 10/1/03 in the amount
                of $123,001 (cost
                $123,000; collateralized
                by $110,000 U.S. Treasury
                Notes, 6.5% due 2/15/10,
                approximate value of
                collateral including
                accrued interest
                $130,763)................       123,000
                                           ------------
              Total Investments--99.8%
              (cost $99,878,508).........   128,736,676
              Other assets in excess of
                liabilities--0.2%........       198,898
                                           ------------
              Net Assets--100%...........  $128,935,574
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.

                                          See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 2003
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $99,878,508).........................   $128,736,676
Foreign currency (cost $34,221)........         34,551
Cash...................................          3,030
Receivable for investments sold........        286,393
Dividends and interest receivable......        256,804
Other assets...........................         74,558
                                          ------------
  Total assets.........................    129,392,012
                                          ------------
Liabilities
Accrued expenses.......................        200,755
Deferred Thailand capital gains tax
  liability............................        120,535
Investment management fee payable......         99,335
Administration fee payable.............         26,646
Foreign withholding taxes payable......          9,167
                                          ------------
  Total liabilities....................        456,438
                                          ------------
Net Assets.............................   $128,935,574
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    103,441
  Paid-in capital in excess of par.....    131,246,165
                                          ------------
                                           131,349,606
Undistributed net investment income....        986,121
Accumulated net realized losses on
  investments and foreign currency
  transactions.........................    (32,138,319)
Net unrealized appreciation on
  investments and foreign currencies...     28,738,166
                                          ------------
Net Assets, September 30, 2003.........   $128,935,574
                                          ------------
                                          ------------
Net Asset Value per share:
  ($128,935,574 3 10,344,072 shares of
  common stock outstanding)............         $12.46
                                          ------------
                                          ------------

See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 2003
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $344,296)..................   $ 2,265,444
  Interest..............................         2,151
                                           -----------
    Total income........................     2,267,595
                                           -----------
Expenses
  Investment management fee.............       550,699
  Administration fee....................       142,794
  Custodian's fees and expenses.........       129,000
  Legal fees and expenses...............        90,000
  Directors' fees and expenses..........        75,000
  Reports to shareholders...............        58,000
  Insurance expense.....................        31,000
  Audit fee.............................        21,000
  Transfer agent's fees and expenses....        18,000
  Registration expenses.................        17,000
  Miscellaneous.........................        30,234
                                           -----------
      Total expenses....................     1,162,727
                                           -----------
  Net investment income.................     1,104,868
                                           -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $104,044)...........................     1,327,607
  Foreign currency transactions.........       (43,595)
                                           -----------
                                             1,284,012
                                           -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments (net of change in deferred
    Thailand capital gains taxes of
    $52,521)............................    32,407,121
  Foreign currencies....................        12,662
                                           -----------
                                            32,419,783
                                           -----------
Net gain on investments and foreign
  currencies............................    33,703,795
                                           -----------
Net Increase in Net Assets
Resulting From Operations...............   $34,808,663
                                           -----------
                                           -----------

See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   2003             2003
                            -------------    ------------
Operations
  Net investment
    income...............   $   1,104,868    $    110,773
  Net realized gain on
    investments and
    foreign currency
    transactions.........       1,284,012       2,719,634
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currencies...      32,419,783     (32,792,091)
                            -------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      34,808,663     (29,961,724)
Cost of Fund shares
  reacquired in tender
  offer (Note 5).........        --           (36,918,702)
                            -------------    ------------
Total increase
  (decrease).............      34,808,663     (66,880,426)
Net Assets
Beginning of period......      94,126,911     161,007,337
                            -------------    ------------
End of period(a).........   $ 128,935,574    $ 94,126,911
                            -------------    ------------
                            -------------    ------------
(a) Undistributed net
    investment income       $     986,121         --
                            -------------    ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains(losses) on investment transactions.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains, if any, in excess of net capital loss carryforwards. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: It is the Fund's policy to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.


Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management
(Asia) Limited (the 'Investment Manager') and an administration agreement with Prudential Investments LLC (the 'Administrator'). The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

   The investment management fee is computed weekly and payable monthly: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets.

   The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 2003 aggregated $35,290,463 and $31,507,274, respectively.


Note 4. Tax

As of March 31, 2003, the capital loss carryforward for tax purposes is approximately $31,479,700 of which $29,243,900 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund's deferring 'wash sale' losses of approximately $428,300 and post-October capital losses of approximately $1,514,200. The differences between book and tax accumulated net investment loss are primarily attributable to post-October currency gains of approximately $28,800 and marking to market of unrealized gains on passive foreign investment companies of approximately $90,000.

   The United States federal income tax basis of the Fund's investments and unrealized appreciation as of September 30, 2003 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$100,306,844     $ 34,501,516      $ 6,071,684     $ 28,429,832


Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

   During the fiscal quarter ended September 30, 2002, the Fund conducted a tender offer in which the Fund purchased 3,448,024 shares (25% of the total shares outstanding as of July 7, 2002) at a price of $10.66 per share, representing a discount to NAV per share of 5%.



Note 6. Borrowings

The Fund is a party to a revolving loan facility with Barings (Guernsey) Limited, an affiliate and wholly-owned division of Baring Asset Management. The credit facility provides for a maximum commitment of the lower of $30 million or 25% of the Fund's net assets. Interest on any borrowings under the credit facility will be at 0.75% plus the current LIBOR. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of gearing accommodations. The expiration of the credit facility is July 31, 2004. The Fund did not borrow any amounts pursuant to the credit facility during the six months ended September 30, 2003.

THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                            Six Months
                                               Ended                             Year Ended March 31,
                                           September 30,     ------------------------------------------------------------
Per Share Operating Performance:               2003            2003         2002         2001         2000         1999
                                           -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period...      $    9.10       $  11.67     $  10.05     $  14.69     $   8.60     $   9.19
                                           -------------     --------     --------     --------     --------     --------
Net investment income (loss)...........           0.11           0.01        (0.03)       (0.01)          --(c)      0.06
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................           3.25          (2.77)        1.52        (4.87)        6.23        (0.61)
                                           -------------     --------     --------     --------     --------     --------
Total from investment operations.......           3.36          (2.76)        1.49        (4.88)        6.23        (0.55)
                                           -------------     --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income...        --               --           --           --           --           (0.04)
Distributions in excess of net
  investment income....................        --               --           --           --           (0.14)       --
                                           -------------     --------     --------     --------     --------     --------
Total dividends and distributions......        --               --           --           --           (0.14)       (0.04)
Increase resulting from share
  repurchase...........................        --               --            0.02         0.06        --           --
Increase resulting from tender offer...        --                0.19         0.11         0.18        --           --
                                           -------------     --------     --------     --------     --------     --------
Net asset value, end of period.........      $   12.46       $   9.10     $  11.67     $  10.05     $  14.69     $   8.60
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Market value, end of period............      $   11.96       $   8.10     $  10.12     $   7.86     $10 7/16     $ 7 1/16
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Total investment return(a).............          47.65%        (19.96)%      28.75%      (24.70)%      49.68%      (21.02)%
                                           -------------     --------     --------     --------     --------     --------
                                           -------------     --------     --------     --------     --------     --------
Ratios to Average Net Assets:
Expenses before loan interest and
  commitment fee.......................             --           2.24%       --           --           --           --
Total expenses.........................           2.05%(b)       2.25%        2.24%        1.81%        1.66%        1.79%
Net investment income (loss)...........           1.95%(b)       0.09%       (0.31)%      (0.05)%      (0.01)%       0.80%
Supplemental Data:
Average net assets (000 omitted).......      $ 113,002       $122,681     $148,224     $214,819     $230,725     $141,079
Portfolio turnover rate................             28%(d)         34%          49%          52%          62%          64%
Net assets, end of period (000
  omitted).............................      $ 128,936       $ 94,127     $161,007     $155,579     $278,011     $162,719

---------------

 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
     Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Less than $0.005 per share.
 (d) Not annualized.
     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the
     Fund's shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Supplemental Proxy Information
--------------------------------------------------------------------------------

   The Annual Meeting of Stockholders of the Asia Pacific Fund, Inc. was held on August 7, 2003.

   The number of shares issued, outstanding and eligible to vote as of the record date of July 3, 2003 were 10,344,072 shares. Proxies representing 6,680,226 shares of Common Stock or 64.58% of the total outstanding shares voted in the following manner:

Proposal I (Election of Directors)

                                       Total Vote For       Total Vote Withheld
                                       Each Director           Each Director
                                       --------------       -------------------
    Robert H. Burns                       6,428,543               251,683
    Douglas Tong Hsu                      6,478,177               202,050
    David G.P. Scholfield                 6,589,723                90,503


--------------------------------------------------------------------------------
                              Corporate Governance
--------------------------------------------------------------------------------

   In September 2003, in connection with its periodic review of the corporate governance of the Fund, the Board of Directors approved various amendments to the Fund's Bylaws that it believed were in the best long-term interests of the Fund. These amendments, among other things, modified certain of the present procedures for the conduct of stockholder meetings, added to the present informational requirements for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals, and increased the vote required for the election of Directors from a majority of the votes cast at a stockholder meeting to the affirmative vote of holders of a majority of the Fund's outstanding shares. A possible effect of this increase would be the continuation in office of incumbent Directors in the event that neither candidates nominated by stockholders nor candidates nominated by the Board received the affirmative vote of holders of a majority of the Fund's outstanding shares at an annual meeting of stockholders. The amended Bylaws are on file with the Securities and Exchange Commission.

            Directors
            Michael J. Downey, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Robert F. Gunia
            Douglas Tong Hsu
            David G. P. Scholfield
            Nicholas T. Sibley

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President and Treasurer
            Linda McMullin, Assistant Treasurer
            James D. Kelly, Assistant Treasurer
            Deborah A. Docs, Secretary

            Investment Manager
            Baring Asset Management (Asia) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Transfer Agent
            Equiserve Trust Company, N.A.
            P.O. Box 43011
            Providence, RI 02940-3011

            Independent Accountants
            Ernst & Young LLP
            5 Times Square
            New York, NY 10036

            Legal Counsel
            Sullivan & Cromwell LLP
            125 Broad Street
            New York, New York 10004

               Notice is hereby given in accordance with Section 23(c) of the
            Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

               The accompanying financial statements as of September 30, 2003 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

               For general information on the Fund, please call (toll-free)
            Citigate Dewe Rogerson, our shareholders' servicing agent toll-free at:
                                      (888) 4-ASIA-PAC

               Current information about the Fund is available on its website
            (http://www.asiapacificfund.com). This website includes monthly updates of the Fund's performance and other data as well as the Manager's quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

               The Fund's Web Site address is: www.asiapacificfund.com
            The Fund's CUSIP number is
            044901106
            APBS

Item 2 -- Code of Ethics -- Not required in this filing


Item 3 -- Audit Committee Financial Expert -- Not required in this filing

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

     (a) Code of Ethics -- Not required in this filing

     (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act - Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Asia Pacific Fund, Inc.

By (Signature and Title)*   /s/Deborah A. Docs
                            ------------------
                            Deborah A. Docs
                            Secretary

Date    November  21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Ronald G. M. Watt
                            --------------------
                            President and Principal Executive Officer

Date    November 21, 2003


By (Signature and Title)*   /s/Robert F. Gunia
                            ------------------
                            Treasurer and Principal Financial Officer

Date    November 21, 2003


* Print the name and title of each signing officer under his or her signature.